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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

The Board of Directors and Stockholders
Viatel, Inc.:

We consent to the use of our report incorporated herein by reference in the registration statement.


                                                                    /s/ KPMG LLP

New York, New York
December 6, 1999